SECURIAN FUNDS TRUST

(the “Trust”)

SFT Delaware IvySM Growth Fund

SFT Delaware Ivy SmallSM Cap Growth Fund

(each, a “Fund”, and collectively, the “Funds”)

Supplement dated November 12, 2024 to Prospectus of Securian Funds Trust, dated May 1, 2024, as supplemented to date (the “Prospectus”), and the Statement of Additional Information of Securian Funds Trust, dated May 1, 2024, as supplemented to date (the “SAI”).

Fund Name Changes

Macquarie Asset Management, the asset management division of Macquarie Group Limited (collectively, “Macquarie”), has announced that the flagship product brands of each of its U.S. investment offerings would transition to a unified “Macquarie” brand on or before the December 31, 2024 (the “Macquarie Brand Transition”). The Macquarie Brand Transition includes each of the mutual funds offered by Macquarie within its Delaware Funds by the Macquarie fund family, which it has announced the intent to rebrand as the “Macquarie Funds” on December 31, 2024.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on October 31, 2024, the Board voted unanimously to approve changing the names of each of the Funds, effective as of December 31, 2024 (the “Effective Date”), to remain aligned with the new naming convention of the Macquarie Funds. Accordingly, as of the Effective Date the name of each of the Funds is changed, and each related reference to the Funds is hereby replaced in the Prospectus and SAI, as follows:

Current Name	New Name Effective December 31, 2024
SFT Delaware IvySM Growth Fund	SFT Macquarie Growth Fund
SFT Delaware IvySM Small Cap Growth Fund	SFT Macquarie Small Cap Growth Fund

Please retain this supplement for future reference.

F108049 11-2024